UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On January 9, 2020, Hanesbrands Inc. (the “Company”) appointed M. Scott Lewis as Interim Chief Financial Officer and principal financial officer, effective immediately. Mr. Lewis will also continue to serve as the Company’s Chief Accounting Officer and Controller and principal accounting officer.

Mr. Lewis, age 49, has served as the Company’s Chief Accounting Officer and Controller since May 2015. Mr. Lewis served as the Company’s Vice President, Tax from 2013 to 2015, as Vice President, Financial Reporting and Accounting in 2013, as Vice President, External Reporting from 2011 to 2013 and as Director, External Reporting from 2006 to 2011. Prior to joining the Company, Mr. Lewis served as senior manager with the accounting, audit and tax consulting firm KPMG.

Mr. Lewis has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Lewis is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his assumption of a Senior Vice President role, Mr. Lewis will receive (i) an annual base salary of $375,000, effective January 1, 2020, (ii) a target annual incentive plan opportunity equal to 45% of his base salary, and (iii) a target long-term incentive program opportunity of $175,000. In connection with his appointment as Interim Chief Financial Officer, he will receive cash compensation of $175,000 per quarter during such time as he serves as Interim Chief Financial Officer, payable at the end of the assignment and pro-rated for any partial quarter. Mr. Lewis also is currently entitled to a retention award with a value of $325,000, payable in cash if he is actively employed by the Company in any capacity through December 31, 2021. He is also eligible to participate in Hanesbrands’ other employee benefits plans and arrangements on the same terms as the Company’s other executive officers.

Mr. Lewis succeeds Barry A. Hytinen, who resigned effective December 28, 2019 in order to pursue another professional opportunity outside the apparel industry.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated January 14, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2020	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Administrative Officer, General Counsel and Corporate Secretary